Exhibit 10.3

RESTRUCTURING AGREEMENT

Dated effective as of June 9, 2011

By and Among

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, as Borrower,

STRATEGIC HOTEL FUNDING, L.L.C.,

a Delaware limited liability company, as Guarantor

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, as Operating Lessee

and

BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO

LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED

HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

as Lender

RESTRUCTURING AGREEMENT

THIS RESTRUCTURING AGREEMENT (this “Agreement”) is entered into effective as of June 9, 2011 by and among BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3 (“Lender”), SHR SCOTTSDALE, L.L.C., a Delaware limited liability company (“Borrower”), DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company (“Operating Lessee”) and STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company (“Guarantor”). Borrower, Operating Lessee and Guarantor are sometimes collectively referred to herein as “Borrower Parties.”

RECITALS

The following recitals are a material part of this Agreement:

A. Pursuant to that certain Loan And Security Agreement dated September 1, 2006, as amended by that certain Amendment to Loan and Security Agreement dated May 9, 2007 (as amended, the “Loan Agreement”), Citigroup Global Markets Realty Corp. (“Original Lender”) made a loan in the principal sum of $140,000,000.00 (the “Loan”) to Borrower, which Loan is evidenced by that certain Note dated September 1, 2006, as amended by that certain Amendment to Promissory Note dated May 9, 2007, in the original principal amount of $140,000,000.00 (as amended, the “Note”).

B. The Loan is further evidenced and secured by the following:

(i) that certain Fee and Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183787, as amended by that certain Omnibus Amendment to Loan Documents dated May 9, 2007 (the “Omnibus Amendment”) (as amended, the “Security Instrument”) encumbering certain property located in Maricopa County, Arizona (the “Property”), as more particularly described in the Security Instrument;

(ii) that certain Assignment of Leases, Rents, Hotel Revenues and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183788, as amended by the Omnibus Amendment (as amended, the “Assignment of Leases”);

(iii) that certain Account and Control Agreement dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Account Agreement”) between the Original Lender, Cash Management Bank, Borrower and Operating Lessee; and

(iv) that certain Trademark Security Agreement dated as of September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Trademark Agreement”) between Borrower and Original Lender.

C. The Loan is further evidenced and secured by that certain Guaranty of Recourse Obligations dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Recourse Guaranty”) executed by Guarantor in favor of Original Lender, and that certain Environmental Indemnity dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “EIA”) executed by Guarantor in favor of Original Lender (the Recourse Guaranty and the EIA are sometimes collectively referred to herein as the “Guaranties”).

D. The Loan Agreement, the Note, the Security Instrument, the Assignment of Leases, the Account Agreement, the Trademark Agreement, the Guaranties and all other documents evidencing, securing or executed in connection with the Loan are sometimes referred to in this Agreement collectively as the “Loan Documents” All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents, as in effect on the date of this Agreement. Original Lender has assigned its interests in the Note, Security Instrument, the Loan Agreement and other Loan Documents to Lender and Lender is the current holder thereof.

E. The outstanding principal balance of the Loan as of the date hereof, prior to giving effect to the terms of this Agreement, is $140,000,000.00 (such principal balance, together with all interest accrued thereon pursuant to the Loan Documents and all other amounts that may be or become payable under the Loan Documents are referred to in this Agreement collectively as the “Indebtedness”).

F. Simultaneously with the transactions contemplated by this Agreement and the Assumption Agreement (defined below), the Mezzanine Loan has been purchased by the indirect owner of equity in the New Borrower and retired in full in connection with the capitalization of the New Borrower (the “Mezzanine Loan Redemption”).

G. Simultaneously with the transactions contemplated by this Agreement and the Assumption Agreement (defined below), Lender shall receive payment of (i) $7,000,000.00, which has been applied by Lender to payment of a portion of the outstanding principal balance of the Loan (the “$7,000,000 Mortgage Loan Pay Down”), and (ii) sufficient funds to pay the Costs and Expenses (as hereinafter defined).

H. Simultaneously with the transactions contemplated by this Agreement and the Assumption Agreement (defined below), Lender shall receive payment of a deposit (the “CAPEX Deposit”) in the amount of $21,400,291.41, which amount shall be deposited by Lender in the CAPEX Reserve Account pursuant to Section 16.6 of the Loan Agreement (as modified by this Agreement).

I. On or before the date of this Agreement, Borrower has delivered to Lender, and Lender has approved: (i) the Budget for the period through the end of the Fiscal Year in which the date of this Agreement occurs, (ii) the preliminary project budget for the construction of expanded ballroom and meeting facilities at the Property (the “Renovation Project”) attached hereto as Exhibit B, and (iii) the timeline for construction of the Renovation Project and meeting space launch attached hereto as Exhibit C.

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J. On or before the date of this Agreement, Borrower has delivered to Lender an Interest Rate Cap Agreement with an Acceptable Counterparty, with a term through the Fourth Extended Maturity Date (as hereinafter defined), a notional amount of $133,000,000.00 and a strike rate equal to the LIBOR Cap Strike Rate, and otherwise upon terms and conditions acceptable to Lender, in its sole discretion, together with (i) a Collateral Assignment of Interest Rate Cap Agreement executed by Borrower, (ii) an acknowledgement and consent to such collateral assignment executed by the Acceptable Counterparty, and (iii) a Counterparty Opinion.

K. On or before the date of this Agreement, Borrower has delivered to Lender the Amendment to Hotel Management Agreement dated as of the date of this Agreement, by and between Operating Lessee and Fairmont Hotels & Resorts (U.S.) Inc. (“Manager”), attached hereto as Exhibit D (the “Amendment to Management Agreement”), and Borrower has requested Lender’s consent to the Amendment to Management Agreement.

L. On or before the date of this Agreement, Guarantor has delivered to Lender that certain Completion Guaranty with respect to the completion of the Renovation Project.

M. As of the date of this Agreement, Lender has obtained all necessary confirmations from the applicable Rating Agencies with respect to the terms of this Agreement.

N. Borrower and Guarantor have requested that Lender agree to the extension of the term of the Loan and agree to modify the terms of the Loan, all in accordance with the terms and conditions of this Agreement. Lender is willing to extend the term of the Loan and otherwise modify the terms of the Loan subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions.

(a) All references in the Loan Documents to the “Mezzanine Account”, “Mezzanine Borrower”, “Mezzanine Lender”, “Mezzanine Lender Monthly Debt Service Notice Letter”, “Mezzanine Loan”, “Mezzanine Loan Agreement”, “Mezzanine Loan Debt Service”, “Mezzanine Loan Default Notice”, “Mezzanine Loan Default Revocation Notice”, “Mezzanine Loan Documents”, “Mezzanine Note”, Mezzanine Pledge” and “Permitted Mezzanine Transfer” are hereby deleted in their entirety.

(b) The definition of “Best of Borrower’s Knowledge” set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting “Ryan Bowie” and inserting “Tom Healy” in place thereof.

(c) The definition of “LIBOR Cap Strike Rate” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “LIBOR Cap Strike Rate” shall mean 4.00%.”

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(d) The definition of “Title Policy” set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting “and all updates and/or date-down endorsements thereto” after “ALTA mortgagee title insurance policy” in the first line thereof.

(e) Immediately upon assignment and assumption of the Loan in accordance with Section 4 of this Agreement, the definition of “Ultimate Equity Owner” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “Ultimate Equity Owner” shall mean each of Strategic Hotel Funding, L.L.C. and Walton Acquisition REOC Master VI, L.L.C. Any reference in the Loan Agreement to the “Ultimate Equity Owners” shall mean either “Ultimate Equity Owner.”

2. Extension of Maturity Date. (a) Lender and Borrower hereby extend the Third Extended Maturity Date to December 31, 2013 (the “Fourth Extended Maturity Date”). All references in the Note, the Loan Agreement and the other Loan Documents to the “Maturity Date” shall be deemed references to December 31, 2013 or such other date on which the final payment of the Principal Amount under the Note becomes due and payable as provided in the Note or as provided in the Loan Agreement, whether at such stated maturity date, by declaration of acceleration, or otherwise.

(b) Section 5 of the Note is hereby amended by adding the following subsection (c) at the end thereof:

“(c) Fifth Extension Option. Borrower shall have the option (the “Fifth Extension Option”) to extend the Fourth Extended Maturity Date for one (1) additional term (the “Fifth Extension Term”) of fifteen (15) months and nine (9) days, from the Fourth Extended Maturity Date to April 9, 2015 (the “Fifth Extended Maturity Date”), upon satisfaction of the following conditions (the “Fifth Extension Conditions”):

(i) Borrower shall have given written notice (the “Fifth Extension Notice”) to the Lender not less than thirty (30) days prior to the Fourth Extended Maturity Date, of its election to exercise the Fifth Extension Option;

(ii) no Event of Default shall have occurred and be continuing on either the date on which the Fifth Extension Notice is delivered to Lender or on the commencement date of the Fifth Extension Term;

(iii) Borrower shall have purchased and delivered to Lender an Extension Interest Rate Cap Agreement for the Fifth Extension Term from or with an Acceptable Counterparty, with a notional amount equal to the outstanding Principal Amount as of the Fourth Extended Maturity Date (taking into account the reductions in the Principal Amount described in this Section 5(c)), and a strike rate equal to the LIBOR Cap Strike Rate, together with (i) a Collateral Assignment of Interest Rate Cap Agreement executed by Borrower, (ii) an acknowledgement and consent to such collateral assignment executed by the Acceptable Counterparty, and (iii) a Counterparty Opinion;

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(iv) The Property shall have a DSCR as of the Fourth Extended Maturity Date of 1.25:1 or greater (as calculated on a trailing twelve month basis), provided, however, that if the foregoing DSCR is not achieved as of the Fourth Extended Maturity Date but all of the other Fifth Extension Conditions have been satisfied as of such date, Borrower may elect to make to Lender on the Fourth Extended Maturity Date a partial payment of the Principal Amount in an amount sufficient to cause the DSCR requirement to be satisfied, which funds shall be applied by Lender to reduce the outstanding Principal Amount. The payment by Borrower to Lender of such amount shall constitute the satisfaction of the condition set forth in this clause (iv) with respect to the Fifth Extension Option;

(v) On or before the Fourth Extended Maturity Date, Borrower shall have delivered to Lender written evidence, satisfactory to Lender in its reasonable discretion, that the Renovation Project has been completed and that Borrower has received from the applicable Governmental Authority all certificates of occupancy necessary for the occupancy and operation of the completed improvements;

(vi) As of the Fourth Extended Maturity Date, the then-current balance of the Excess Cash Reserve Account plus any amounts that had been previously on deposit in the Excess Cash Reserve Account but were applied by Lender to reduce the outstanding Principal Amount pursuant to Section 16.7 (“Previous Excess Cash Paydowns”) shall be equal to or greater than $16,000,000.00, provided, however, that if the then-current balance of the Excess Cash Reserve Account plus Previous Excess Cash Paydowns is less than $16,000,000.00 as of such date, Borrower may elect to deposit with Lender additional funds in the amount sufficient to increase the balance of the Excess Cash Reserve Account plus Previous Excess Cash Paydowns to $16,000,000.00;

(vii) On the Fourth Extended Maturity Date, Borrower shall have delivered its written request to Lender that Lender disburse from the Excess Cash Reserve Account funds in an amount, when added to the aggregate amount of all Previous Excess Cash Paydowns, equal to the greater of (A) the then-current balance of the Excess Cash Reserve Account, or (B) $16,000,000.00, and Lender shall have applied such funds to reduce the outstanding Principal Amount in such order and priority as Lender shall determine in its sole discretion; and

(viii) Borrower shall have paid to Lender a processing fee in an amount equal to 0.75% of the then outstanding Principal Amount (taking into account the reductions in the Principal Amount described in this Section 5(c)), which fee shall be deemed to be fully earned upon Lender’s receipt thereof.”

3. Amendment to Management Agreement; Budget Approval. (a) Lender hereby consents to the Amendment to Management Agreement attached hereto as Exhibit D.

(b) Borrower and Operating Lessee hereby acknowledge and agree that Lender shall be entitled to exercise all of the rights of Operating Lessee to approve any “Annual Budget”

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for each Fiscal Year pursuant to Section 4.1 of the Management Agreement and neither Operating Lessee nor Borrower shall approve any such Annual Budget without having first obtained Lender’s prior written approval of such Annual Budget, which approval shall be exercised in a manner consistent with the Management Agreement. Immediately upon Operating Lessee’s receipt thereof, Operating Lessee shall deliver the Proposed Annual Budget (as defined in the Management Agreement) to Lender for review and Operating Lessee and Borrower shall cooperate with Lender with respect to Lender’s review and approval of, and objections to, the Proposed Annual Budget all of which shall be done in accordance with Section 4.1 of the Management Agreement. On or before the date of this Agreement, Operating Lessee has notified Manager in writing that Operating Lessee has granted to Lender the right to exercise all of Operating Lessee’s approval rights with respect to the Annual Budget pursuant to Section 4.1 of the Management Agreement and Operating Lessee shall obtain Manager’s written acknowledgement of, and agreement to the provisions of this Section 3.1(b). Upon approval by Lender, the Annual Budget shall be the “Budget” for all purposes under the Loan Documents.

4. Transfer of Property; Assumption of Loan; Additional Parcel; Lender Consent.

(a) Immediately after the execution and delivery of this Agreement, Borrower shall:

(i) convey the Property to FMT Scottsdale Owner, LLC, a Delaware limited liability company (“New Borrower”), the membership interests of which are indirectly owned 50% by a Close Affiliate of Guarantor and 50% by Walton Scottsdale Investors VI, L.L.C., a Close Affiliate of Walton Acquisition REOC Master VI, L.L.C.;

(ii) assign to New Borrower all of Borrower’s right, title and interest in and under the Ground Lease;

(iii) assign to New Borrower all of Borrower’s right, title and interest in and to the Trademark Collateral (as defined in the Trademark Agreement);

(iv) terminate the Operating Lease and cause New Borrower to enter into a new operating lease, effective as of the date of this Agreement, between New Borrower and Walton/SHR FPH, LLC, a Delaware limited liability company (the “New Operating Lessee”), and cause Operating Lessee to assign to New Operating Lessee all of Operating Lessee’s right, title and interest in and under the Hotel Management Agreement, and, upon execution of such new operating lease and assignment of the Hotel Management Agreement, all references in the Loan Agreement and the other Loan Documents to the “Operating Lessee” shall be deemed to be references to the New Operating Lessee.

(b) Immediately after the execution and delivery of this Agreement, Borrower shall cause to be fully executed and delivered to Lender:

(i) the Assumption Agreement in form attached hereto as Exhibit E (the “Assumption Agreement”), whereby Borrower and Operating Lessee assign to New Borrower, and New Operating Lessee, respectively, and New Borrower and New Operating Lessee assume, all of the obligations of Borrower and Operating Lessee, respectively, under the Loan Documents;

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(ii) the Guaranty of Recourse Obligations, Completion Guaranty and Environmental Indemnity whereby Walton Street Real Estate Fund VI, L.P., Walton Street Real Estate Fund VI-Q, L.P., Walton Street Real Estate Fund VI-E, L.P., Walton Street Real Estate Investors VI, L.P., Walton Street Real Estate Partners VI, L.P., Walton Street Real Estate Partners VI-NGE, L.P., and WSC Capital Holdings VI, L.P., each a Delaware limited partnership (individually, collectively and jointly and severally, the “Additional Guarantor”), guarantee to Lender all of the obligations described therein;

(iii) the Subordination of Operating Lease, whereby the interests of New Operating Lessee under the replacement operating lease are subordinated to the Loan; and

(iv) all such other documents necessary to evidence the transfer of the Property and the assignment and assumption of the Loan described in the foregoing documents.

(c) Lender and Borrower hereby acknowledge and agree that, in order to provide adequate land to construct and operate the Renovation Project, the vacant parcel of land described in Exhibit F attached hereto (the “Additional Parcel”) shall be added to the Property and the collateral for the Loan upon the execution and delivery of this Agreement. Borrower shall cause to be executed and delivered, on the date of this Agreement, a deed conveying the Additional Parcel to New Borrower and shall cause New Borrower and New Operating Lessee to execute and deliver to Lender a Modification and Spreader Agreement whereby the lien of the Security Instrument is spread to encumber the Additional Parcel.

(d) Borrower Parties shall obtain all necessary third-party consents to the foregoing transfers, conveyances and assignments, if any, and shall deliver to Lender written evidence of all such third-party consents.

(e) Upon the execution and delivery of all of the documents described in this Section 4, Lender hereby consents to the conveyance of the Property by Borrower to New Borrower, the assignment by Borrower to New Borrower of the Ground Lease, the assignment by Borrower and assumption by New Borrower of the Loan, the execution of the New Operating Lease, the assignment of the Hotel Management Agreement and the addition of the Additional Parcel to the Property and collateral for the Loan.

5. Consent to Ground Lease Amendment. Upon approval thereof by the City of Scottsdale, as ground lessor, Borrower intends to enter into, or cause New Borrower to enter into, the Ground Lease Amendment attached hereto as Exhibit G. Lender hereby consents to the execution of such Ground Lease Amendment, provided that such Ground Lease Amendment is, in form and substance, identical in all material respects to Exhibit G attached hereto.

6. Cash Management. (a) Section 3.1.5 and Section 3.1.6 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“3.1.5 Monthly Funding of Sub-Accounts. (a) Upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably authorizes Lender to transfer (and, pursuant to the Account Agreement shall irrevocably authorize Cash Management Bank to execute any corresponding instructions of Lender) all funds then on deposit in the Holding Account, Sub-

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Accounts, the Excess Cash Reserve Account and the other reserve accounts under the Loan Agreement, at Lender’s election in its sole discretion, to Lender or as directed by Lender in its sole discretion. Provided no Event of Default has occurred and is then continuing, Borrower hereby irrevocably authorizes Lender to transfer (and, pursuant to the Account Agreement shall irrevocably authorize Cash Management Bank to execute any corresponding instructions of Lender), and Lender shall transfer (and hereby instructs Cash Management Bank to transfer pursuant to disbursement instructions from Lender), from the Holding Account on each Business Day, or as soon thereafter as sufficient funds are in the Holding Account to make the applicable transfers, funds in the following amounts and in the following order of priority:

(i) at any time that Manager does not reserve for or otherwise set aside and pay Impositions and Other Charges directly, funds in an amount equal to the Monthly Tax Reserve Amount and any other amounts required pursuant to Section 16.1 for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs shall be transferred to the Tax Reserve Account;

(ii) at any time when the insurance required to be maintained pursuant to this Agreement is provided under a blanket policy in accordance with Article VI hereof and the premiums in respect of such blanket policy are not paid or caused to be paid before such premiums become due and payable or at any time that Manager does not pay, reserve for or otherwise set aside and pay, premiums with respect to the Insurance Requirements, funds in an amount equal to the Monthly Insurance Reserve Amount for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs shall be transferred to the Insurance Reserve Account, or following an Event of Default or an Insurance Reserve Trigger, funds sufficient (calculated on a monthly basis from the Insurance Reserve Trigger until the month in which the premium is due) to permit Lender to pay insurance premiums for the insurance required to be maintained pursuant to the terms of this Agreement and the Security Instrument on the respective due dates therefor (up to a maximum amount equal to the aggregate annual insurance premium required hereunder) shall be transferred to the Insurance Reserve Account, and Lender shall so pay such funds to the insurance company having the right to receive such funds;

(iii) funds in an amount equal to the amount of Debt Service due on the Payment Date for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs shall be transferred to the Current Debt Service Reserve Account;

(iv) at any time that Manager does not reserve or otherwise set aside for FF&E in accordance with the terms of the Management Agreement, funds in an amount equal to the Monthly FF&E Reserve Amount for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs shall be transferred to the FF&E Reserve Account;

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(v) funds in an amount equal to the Operating Expenses of the Property for the month in which the Payment Date immediately following the date of the transfer from the Holding Account occurs, as set forth in the Budget, shall be transferred to the Operating Expense Sub-Account;

(vi) funds in an amount equal to the Lender Approved Portion of the Asset Management Fee (as hereinafter defined) earned in the month immediately prior to the month in which the Payment Date occurs shall be transferred to the Asset Management Fee Sub-Account;

(vii) prior to the Fourth Extended Maturity Date, subject to the provisions of Section 3.1.5(b), funds in an amount equal to the balance (if any) remaining or deposited in the Holding Account after the foregoing deposits (such remainder being hereinafter referred to as “Excess Cash Flow”) shall be transferred to the Excess Cash Reserve Sub-Account; and

(viii) during the Fifth Extension Term, if applicable, Excess Cash Flow shall be transferred as follows: (A) fifty percent (50%) of the Excess Cash Flow shall be transferred to the Excess Cash Reserve Sub-Account, and (B) fifty percent (50%) of the Excess Cash Flow shall be transferred to the Borrower’s Account (or to a third-party account as directed by Borrower), free of any Lien or continuing security interest.

(b) Notwithstanding anything to the contrary contained herein or in the Security Instrument, but subject to Section 7.3, to the extent that Borrower shall fail to pay any mortgage recording tax, costs, expenses or other amounts pursuant to Section 19.12 of this Agreement within the time period set forth therein, Lender shall have the right, at any time, upon five (5) Business Days’ notice to Borrower, to withdraw from the Holding Account, an amount equal to such unpaid taxes, costs, expenses and/or other amounts and pay such amounts to the Person(s) entitled thereto.

3.1.6 Payments from Sub-Accounts. (a) Borrower irrevocably authorizes Lender to make and, provided no Event of Default shall have occurred and be continuing, Lender hereby agrees to make (and hereby instructs Cash Management Bank to make), the following payments from the Sub-Accounts to the extent of the monies on deposit therefor:

(i) if notified (timely) by Borrower or otherwise determined by Lender in its reasonable discretion that Manager will not pay Impositions or Other Charges, funds from the Tax Reserve Account to Lender sufficient to permit Lender to pay (or otherwise to Borrower to reimburse Borrower for) (A) Impositions and (B) Other Charges, on the respective due dates therefor, and Lender shall so pay such funds to the Governmental Authority having the right to receive such funds (or shall reimburse Borrower or Operating Lessee upon confirmation of payment by transfer to the Borrower’s Account (or to a third-

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party account as directed by Borrower) free of any Lien or continuing security interest);

(ii) at any time when the insurance required to be maintained pursuant to this Agreement is provided under a blanket policy in accordance with Article VI hereof and the premiums in respect of such blanket policy are not paid or caused to be paid before such premiums become due and payable or at any time that Manager does not pay, reserve for or otherwise set aside and pay, premiums with respect to the Insurance Requirements and otherwise following an Insurance Reserve Trigger, funds from the Insurance Reserve Account to Lender sufficient to permit Lender to pay insurance premiums for the insurance required to be maintained pursuant to the terms of this Agreement and the Security Instrument, on the respective due dates therefor, and Lender shall so pay such funds to the insurance company having the right to receive such funds;

(iii) funds from the Current Debt Service Reserve Account to Lender sufficient to pay Debt Service on each Payment Date, and Lender, on each Payment Date, shall apply such funds to the payment of the Debt Service payable on such Payment Date;

(iv) if notified (timely) by Borrower or otherwise determined by Lender in its reasonable discretion that Manager will not reserve for FF&E as required under the Management Agreement, and provided Borrower shall have complied with the procedures set forth in Section 16.4, funds from the FF&E Reserve Account to the Borrower’s Account to pay for FF&E;

(v) funds from the Operating Expense Sub-Account to Borrower sufficient to pay the Operating Expenses of the Property as set forth in the Budget;

(vi) funds from the Asset Management Fee Sub-Account to Borrower by transfer to the Borrower’s Account (or to a third-party account as directed by Borrower) free of any Lien or continuing security interest; and

(vii) all funds then on deposit in the Excess Cash Reserve Sub-Account to Lender to be deposited into the Excess Cash Reserve Account.

If and to the extent any Guarantor or any Affiliate of a Guarantor (other than Borrower or Operating Lessee) makes a payment of any Imposition, any insurance premium under a blanket policy or capital expenditure or overhead charge which qualifies as an Operating Expense, with respect to the Property and such expense is provided for in the Budget, provided no Event of Default has occurred and is continuing, such Guarantor or Affiliate will be entitled to receive reimbursement from the Manager, Lender, or the applicable Sub-Account established hereunder or under the Management Agreement and such payment shall not be required to be re-deposited into the Collection Account.

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(b) The “Lender Approved Portion of the Asset Management Fee” shall be an annual fee payable to an Affiliate of Borrower or any Guarantor with respect to the Property in an amount equal to 1% of the “Total Revenues” (as defined in the Hotel Management Agreement) each Fiscal Year, provided that, if the Property experiences negative cash flow during any 3-month period, as determined by Lender on a trailing 3 month basis, the Lender Approved Portion of the Asset Management Fee shall be reduced to 0.25% of the “Total Revenues” (as defined in the Hotel Management Agreement) of the Property for such Fiscal Year.

(c) Borrower hereby acknowledges and agrees that, notwithstanding anything to the contrary set forth herein, upon the occurrence and during the continuance of an Event of Default, all funds then on deposit in the Sub-Accounts, at Lender’s election in its sole discretion, shall be disbursed to Lender or as directed by Lender in its sole discretion.”

(b) Pursuant to, and in accordance with, the Account Agreement, Lender hereby instructs Cash Management Bank to establish the following new Sub-Accounts: (i) the Operating Expense Sub-Account, (ii) the Asset Management Fee Sub-Account, and (iii) the Excess Cash Reserve Sub-Account.

7. Borrower Covenants. (a) Lender and Borrower hereby amend Article V of the Loan Agreement by adding the following Section 5.4 to the end thereof:

“Section 5.4 Non-Interference. Borrower, Guarantor and Additional Guarantor, each for itself and its respective Affiliates that it Controls, hereby covenant and agree that: (a) such parties shall cooperate fully with and assist in Lender’s exercise of its rights and remedies under the Loan Documents or under applicable laws, including foreclosure of the Security Instrument and certain other Loan Documents and appointment of one or more receivers to take possession of the Property, as determined by Lender in its sole discretion; and (b) no such party shall (i) take any action of any kind or nature whatsoever, directly or indirectly, to delay, oppose, avoid, contest, impede, obstruct, hinder, enjoin or otherwise interfere in any manner with Lender’s exercise of its rights and remedies under the Loan Documents or under applicable law, or (ii) allege, assert or otherwise pursue any claim, defense, affirmative defense, counterclaim, cause of action, setoff or other right it may have against Lender relating to Lender’s exercise of its rights and remedies under the Loan Documents or applicable law, nor shall such party cause, conspire with, collude with, act in concert with, solicit, encourage or support any other Person to do, in doing or in attempting to do any of the foregoing.”

(b) By executing this Agreement, Guarantor joins in and agrees to be bound by the covenants set forth in Section 5.4 of the Loan Agreement.

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8. CAPEX Reserve Account. The following new Section 16.6 is added at the end of Article XVI of the Loan Agreement:

“Section 16.6 CAPEX Reserve Account. (a) Borrower has deposited with Lender funds in the amount of $21,400,291.41 (the “Original CAPEX Reserve Deposit Amount”) to be deposited into an account maintained by Lender (the “CAPEX Reserve Account”), which funds shall be held by Lender as additional collateral to secure the payment of the Indebtedness and (provided no Event of Default shall have occurred and is then continuing) disbursed by Lender to pay costs and expenses incurred in the construction of the Renovation Project (the “Renovation Costs”) pursuant to the budget for the Renovation Project approved by Lender (as the same may be revised pursuant to this Section 16.6, the “Approved Project Budget”) and in accordance with this Section 16.6. Lender and Borrower acknowledge that the plans and specifications for the Renovation Project have not been completed and not all bids for the Renovation Project have been delivered to Borrower as of the date of the Approved Project Budget and Borrower agrees that it shall complete all such plans and specifications by no later than September 6, 2011, and obtain all such bids by no later than October 10, 2011. Upon completion of the plans and specifications for the Renovation Project, Borrower shall submit the same to Lender for approval, which approval shall not be unreasonably withheld, conditioned or delayed. Upon Lender’s approval of such plans and specifications and Borrower’s receipt of all bids for construction of the Renovation Project, to the extent necessary, Borrower shall submit to Lender for approval by Lender, in its reasonable discretion, a revised project budget for the Renovation Project showing all changes to the Approved Project Budget resulting from the bids received, and, upon Lender’s approval thereof, such revised project budget shall be deemed to be the Approved Project Budget. Upon Lender’s approval of such revised project budget, the amount required to be deposited into the CAPEX Reserve Account under this Section 16.6 shall be adjusted to be an amount equal to one hundred ten percent (110%) of the total amount of the Approved Project Budget (the “Adjusted CAPEX Reserve Deposit Amount”) and Borrower shall deposit with Lender additional funds in an amount equal to the difference between the Original CAPEX Reserve Deposit Amount and the Adjusted CAPEX Reserve Deposit Amount. If the Adjusted CAPEX Reserve Deposit Amount is less than the Original CAPEX Reserve Deposit Amount, then Lender shall disburse to Borrower funds from the CAPEX Reserve Account in an amount equal to the difference between the Original CAPEX Reserve Deposit Amount and the Adjusted CAPEX Reserve Deposit Amount. The CAPEX Reserve Account shall at all times be maintained “in balance” such that at all times sufficient funds remain in the CAPEX Reserve Account to pay all remaining costs of completion of the Renovation Project and, in the event insufficient funds remain in the CAPEX Reserve Account to keep the CAPEX Reserve Account “in balance” Borrower shall deposit sufficient additional funds into the CAPEX Reserve Account to re-balance the CAPEX Reserve Account,

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(b) Provided that no Event of Default shall have occurred and be continuing, Borrower shall have the right to request disbursements from the CAPEX Reserve Account to pay Renovation Costs (not more frequently than once in any thirty (30) day period) by delivery of the following to Lender: (i) a construction draw request on the form attached hereto as Exhibit H, and attaching all applicable invoices paid or to be paid in the amount sought to be paid or reimbursed, lien waivers or releases and other appropriate supporting information reasonably acceptable to Lender; (ii) an Officers’ Certificate (A) stating that all elements of the Renovation Project to be funded or reimbursed by the requested disbursement have been completed in good and workmanlike manner and in accordance with all Legal Requirements and the Approved Project Budget, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete the elements of the Renovation Project to which such disbursement relates, (B) stating that each contractor or material supplier identified in the draw request has been paid or will be paid in full (or for so much as is then due and payable to such Person) upon such disbursement, and (C) certifying that all funds previously disbursed from the CAPEX Reserve Account have been applied by Borrower toward the Renovation Costs for which they were disbursed and the funds being requested will be applied to pay or reimburse for materials or work permitted hereunder and done in accordance herewith. Upon Lender’s approval of the foregoing submissions by Borrower, which approval shall not be unreasonably withheld or delayed, Lender shall disburse funds from the CAPEX Reserve Account to pay or reimburse the Renovation Costs described in such submissions (subject to retainage of 10% as described in the construction draw request form attached hereto as Exhibit H). Notwithstanding anything to the contrary set forth herein, Lender, in its reasonable discretion, may require, at Borrower’s expense, in connection with the final request for disbursement of funds from the CAPEX Reserve Account, (x) a title search for the Property indicating that the Property is free from all Liens, claims and encumbrances other than Permitted Encumbrances, (y) an inspection of the Property by Lender or an Independent Architect, and (z) a copy of a certificate of completion from an Independent Architect. Promptly following satisfaction of all requirements for the final disbursement of funds from the CAPEX Reserve Account as set forth above and after payment of all costs of the Renovation Project, all remaining funds in the CAPEX Reserve Account shall be transferred by Lender to the Excess Cash Reserve Account and shall be held in the Excess Cash Reserve Account pursuant to Section 16.7 of this Agreement, and Lender shall acknowledge that the Completion Guaranty is satisfied and released.”

9. Excess Cash Reserve Account. The following new Section 16.7 is added at the end of Article XVI of the Loan Agreement:

“Section 16.7 Excess Cash Reserve Account. Provided that no Event of Default has occurred and is then continuing, on each Payment Date in accordance with Section 3.1.5 and 3.1.6 of this Agreement, Lender shall deposit, or cause to be deposited, all Excess Cash Flow for such month into an account maintained by

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Lender (the “Excess Cash Reserve Account”). All amounts deposited into and held in the Excess Cash Reserve Account pursuant to this Section 16.7 shall hereinafter be referred to as the “Excess Cash Reserve Funds”. Funds held in the Excess Cash Reserve Account shall be held by Lender as additional collateral to secure the payment of the Indebtedness and Borrower shall have no right to receive disbursements of or otherwise make use of any such Excess Cash Reserve Funds. Notwithstanding anything to the contrary set forth herein, Lender may, but shall have no obligation to, disburse funds from the Excess Cash Reserve Account from time to time, in Lender’s sole discretion, to (i) prepay the Principal Amount of the Loan or (ii) pay any costs and expenses related to the Property or the Loan, all as may be determined in Lender’s sole discretion. If Borrower exercises the Fifth Extension Option, then upon Borrower’s written request and provided that no Event of Default shall have occurred and is then continuing, Lender shall disburse the then-current balance of the Excess Cash Reserve Funds in accordance with Section 5(c) of the Note.”

10. Exculpation. (a) Section 18.1.2 of the Loan Agreement is hereby amended by adding the following to the end thereof:

“(m) any loss, damage, cost or expense incurred by or on behalf of Lender by reason of the failure of New Borrower or New Operating Lessee to qualify to do business in the State of Arizona as of the execution and delivery of the Assumption Agreement (provided that, upon delivery to Lender of certificates from the Secretary of State of Arizona evidencing that New Borrower and New Operating Lessee are qualified to do business in Arizona, the parties shall have no further obligation under this paragraph (m).

18.1.2.1. Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, the Obligations shall be fully recourse to Borrower, and Lender’s waiver of its right to assert personal liability for the Obligations against the Exculpated Parties as set forth in Section 18.1.1 of this Agreement shall be deemed inoperative and of no force or effect, upon any breach by Borrower, Guarantor, or their respective Affiliates of the covenants set forth in Section 5.4 of this Agreement.”

(b) Guarantor hereby acknowledges and agrees that the Guaranteed Obligations under the Recourse Guaranty shall include the obligations set forth in Section 18.1.2.1 of the Loan Agreement.

11. Recitals; Status and Effect of Loan Documents. Each Borrower Party acknowledges, confirms, and agrees as to itself only and to the extent applicable to such Borrower Party, that the matters as to Borrower, Operating Lessee and Guarantor stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Agreement, are hereby incorporated by reference, and may be relied upon for all purposes by the parties and that as of the date hereof:

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(a) The Loan Documents have been duly authorized, executed, and delivered to Lender, remain in full force and effect as originally written or as modified herein or as previously modified by mutual written agreement of the parties, and are valid, binding and enforceable against each Borrower Party, to the extent applicable to such Borrower Party, in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) All liens and security interests created in favor of Lender under the Loan Documents have been validly created and duly perfected as encumbrances upon all property and collateral of Borrower in first or other priority expressly represented by the Borrower or other Person in the Loan Documents.

(c) All indebtedness created under the Loan Documents is, as of the date hereof, validly and unconditionally owing in full to Lender, in accordance with the terms thereof, as modified hereby, without any defense or offset whatsoever, and Borrower Parties have no defenses, claims, counterclaims, or other rights that could be asserted to impair, delay, or adversely affect Lender’s receipt of full payment and performance of all obligations owed to Lender by Borrower Parties with respect to the Loan.

12. Warranties and Representations.

(a) Each Borrower Party unconditionally and irrevocably ratifies, remakes and confirms as to itself only, all warranties and representations previously made by it in the respective Loan Documents to which it is a party, as of the date hereof, except (x) to the extent, if any, that the provisions of this Agreement reflect variances from such existing warranties and representations with respect to facts and circumstances existing on the date hereof, (y) to the extent that such warranties and representations expressly relate to a specified earlier date, in which event such warranties and representations are remade as of such earlier date, and (z) as follows:

(i) The warranty and representation set forth in Section 4.1.42 of the Loan Agreement is hereby amended by deleting “Scott Dalecio, Claude Brock, Eric Resnick and Peter McDermott” and inserting “Tom Healy and Cory Warning” in place thereof.

(ii) The warranties and representations in Sections 4.1.1, 4.1.2 and 4.1.3 of the Loan Agreement are not remade as of the date of this Agreement by any Borrower Party.

(b) Borrower Parties further warrant and represent to Lender that:

(i) Each Borrower Party (other than a Borrower Party who is an individual) is duly organized, validly existing, and in good standing under the laws of its state of organization and is duly qualified as a foreign entity and is currently in good standing in each state in which such qualification is required for the conduct of its business as it is currently being conducted (including, as applicable, the state where the Property is located).

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(ii) Each Borrower Party that is not an individual has full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith to which it is a party. Such execution, delivery, and performance has been duly authorized as required under such Borrower Party’s organizational documents (if any) or under applicable law, and the individuals and entities executing this Agreement on such Borrower Party’s behalf have been duly authorized and empowered to bind such Borrower Party by such execution.

(iii) This Agreement has been duly executed and delivered to Lender by each Borrower Party and is valid, binding, and enforceable against each of them in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(iv) Neither the execution and delivery of this Agreement nor the performance of its terms and compliance with its conditions will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a violation or default under any organizational document of such Borrower Party or any contract, agreement, or to the knowledge of each Borrower Party, applicable law, regulation, judgment, writ, order or decree to which such Borrower Party or the Property is subject.

(v) All documents and information furnished by any Borrower Party to Lender with respect to the Loan in connection with this Agreement are complete and accurate in all material respects, and none contains any misrepresentation or misstatement of a material fact or omits to state a material fact.

(vi) To the Best of Borrower’s Knowledge, no Event of Default has occurred and is continuing under any Loan Document.

(vii) The organizational structure of Borrower, after the transactions contemplated by this Agreement and the Assumption Agreement, is accurately depicted by the schematic diagram attached hereto as Exhibit I.

13. Ratification of Guarantor Obligations.

(a) Guarantor hereby (i) ratifies the Guaranties and confirms that the Guaranties and all waivers, covenants and agreements therein remain in full force and effect for the benefit of Lender, (ii) reaffirms its continuing liability for payment and/or performance of all obligations owed to Lender under the Guaranties, without any defense or offset whatsoever, to the same extent as if the Guarantor had executed and delivered each Guaranty to Lender again on the date of this Agreement, and (iii) confirms that the Guaranties have not been modified or amended and that Guarantor’s liabilities under the Guaranties have not been limited, impaired or affected in any manner by any existing or previous event, fact or circumstance.

(b) Guarantor further acknowledges and agrees that (i) its execution of this Agreement is not required under the Guaranties or under any other Loan Document, (ii) Guarantor would remain fully liable to Lender for all obligations owed under the Guaranties with respect to the Loan as modified by this Agreement whether or not the Guarantor executed this

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Agreement or entered into any of the agreements herein, (iii) Lender has and shall continue to have the right, but shall not be obligated, to further modify any or all of the terms of the Loan or the Loan Documents, extend the maturity of the Loan, obtain or release collateral or security for the Loan, pursue or forbear in the pursuit of remedies, and take any or all other actions Lender is authorized to take under the respective Guaranties, this Agreement or any other Loan Document without giving notice to, obtaining any consent, approval or agreement from, or obtaining execution of any document by Guarantor, (iv) the fact that Lender requested Guarantor’s execution of this Agreement does not constitute or establish any course of conduct or course of dealing that modifies any provision of any Guaranty or affect Guarantor’s liability thereunder in any manner, and (v) Lender shall have the full benefit of this Agreement and the Guaranties without any obligation to obtain any future ratification, reaffirmation, consent, waiver or other agreement from Guarantor.

(c) Commencing on the date of this Agreement and continuing until the Fourth Extended Maturity Date (as the same may be extended pursuant to the Fifth Extension Option), Guarantor shall deliver to Lender, annually within one hundred twenty (120) days after the end of each Fiscal Year, audited financial statements with respect to Guarantor’s financial performance and condition, which financial statements shall be in accordance with the requirements of Section 11.2.3 of the Loan Agreement.

14. Modifications to Loan Documents. The parties agree that the Loan Documents are hereby modified in all respects necessary to give effect to the provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of any other Loan Document. In all other respects all Loan Documents shall remain in full force and effect and unmodified. All of Lender’s liens, security interests, priorities, rights, and remedies under the Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Agreement. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement. For all purposes of all Loan Documents, this Agreement shall be included within the definition of the term “Loan Documents.”

15. Releases and Indemnifications. The Borrower Parties and their respective past, present and future partners, shareholders, members, managers, officers, directors, employees, agents, attorneys, representatives, successors, assigns, subsidiaries, affiliates, parents, direct and indirect equity holders, owners, and predecessors in interest and all persons or entities claiming by, through, or under any of them (and their respective successors and assigns the “Borrower Releasing Parties”) hereby:

(a) acknowledge, agree and affirm that, as of the date hereof, none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Loan Documents (including any aspect of the origination, administration or enforcement thereof) or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;

(b) remise, release, acquit and forever discharge (i) each Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective

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past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents and (ii) Original Lender and its affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the “Lender Released Parties”) from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of Borrower Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing which has occurred or happened during the period from the beginning of the world to and including the date this Agreement is executed and delivered by all parties hereto, solely with respect to matters arising out of or relating to the Loan and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Borrower Releasing Parties and any of the Lender Released Parties concerning the Loan, except as such may have been caused by the gross negligence or willful misconduct of one or more Lender Released Parties (all of the foregoing released claims are sometimes referred to as the “Borrower Party Released Claims”), provided, however, that nothing herein shall be deemed to release Lender from any of its obligations under this Agreement;

(c) acknowledge that, subsequent to the execution of this Agreement, they may discover Borrower Party Released Claims that are now unknown to or unanticipated by them, including unknown or unanticipated Borrower Party Released Claims that arise from, are based upon, or relate to one or more of the statements (in the recitals or other provisions of this Agreement) concerning the subject matter of this Agreement that the parties have agreed upon or acknowledged as accurate herein, the existence of which Borrower Party Released Claims, if known to a Borrower Party at the execution of this Agreement, may have materially affected its decision to execute this Agreement. Borrower Parties acknowledge that they are assuming the risk that such unknown or unanticipated Borrower Party Released Claims exist, and agree that the releases granted by Borrower Parties and the agreements concerning indemnification of the Lender Released Parties made by Borrower Parties in this Agreement shall apply to and are effective with respect to all such Borrower Party Released Claims. Borrower Parties expressly waive the benefits of any state, federal, or other law providing that a general release does not extend to claims that a releasing party does not know or suspect to exist in its favor when the releasing party executes the release, and that if known by the releasing party must or may have materially affected the releasing party’s settlement with the released party;

(d) agree, jointly and severally, to indemnify and save harmless the Lender Released Parties from and against all liability, loss, cost, expense, or damage, including reasonable attorneys’ and other professional fees and litigation expenses, suffered or incurred by any Lender Released Party with respect to the assertion by any Borrower Releasing Parties after the date of this Agreement against a Lender Released Party of any Borrower Party Released Claim;

(e) acknowledge that Lender is specifically relying upon the Borrower Parties’ acknowledgments and agreements in this Section 15 in executing this Agreement, and

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that in the absence of such agreements Lender would be unwilling to agree to the advances provided for in this Agreement; and

(f) agree that all releases and discharges by any of the Borrower Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

16. Waiver of Automatic Stay; Supplemental Stay. The Borrower Parties unconditionally and irrevocably acknowledge and agree that:

(a) if any bankruptcy proceeding is commenced by or against any Borrower Party, Borrower is a “single asset real estate entity” and “cause” for termination of the automatic stay exists and Lender shall be entitled, subject to the approval of a court of competent jurisdiction, to the immediate entry of an order granting Lender relief from the automatic stay imposed by Section 362 of the United States Bankruptcy Code (the “Bankruptcy Code”). Borrower Parties consent to the entry of such order and Borrower Parties agree that in no event will they object to or oppose Lender’s motion seeking relief from the automatic stay. Borrower Parties further agree that upon Lender’s request from time to time they shall execute and file all documents and take all other actions Lender may deem necessary or appropriate to enable Lender to obtain stay relief and exercise all of its rights and remedies for collection and enforcement of the Loan.

(b) Borrower Parties shall not seek or request any other party to seek a supplemental stay or any other relief, whether injunctive or otherwise, under Section 105 or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has, under the Loan Documents or otherwise, against any Borrower Party or against the Property.

(c) Lender, as a material inducement to enter into this Agreement, has specifically bargained for the concessions set forth in this Section 16 and that this Agreement may be deemed conclusive evidence as to such negotiated ongoing intention of the Parties and that it is intended to be the primary element in determining if cause exists for granting such concessions.

17. Additional Documents; Further Assurances. Each party to this Agreement shall at any time, and from time to time, upon the written request of any other party to this Agreement, sign and deliver such further documents and do such further acts and things as the other party may reasonably request to effect the purposes of this Agreement.

18. Time is of the Essence. Time is of the essence with respect to all agreements and obligations of the parties to this Agreement contained herein.

19. Entire Agreement; Written Modifications Only. This Agreement, the exhibits attached hereto, and the Loan Documents constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of

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this Section 19, may not be modified except by written amendment to this Agreement signed by the parties affected by the same.

20. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no persons other than the undersigned and the Released Parties shall be entitled to claim or receive any benefit by reason of this Agreement.

21. Due Diligence Performed; Parties Fully Informed; No Right to Rely. Each Borrower Party hereby warrants, represents and agrees that it has, by itself and with the assistance of counsel (or, if without the assistance of counsel, such party having of its own volition chosen not to seek such assistance), performed any and all due diligence and investigation it deems necessary or desirable in connection with making a fully informed decision to enter into and sign this Agreement. Borrower Parties are relying on their own investigations and their own decision-making processes in determining to sign this Agreement, are not relying on the representations or omissions of each other or of Lender in so doing, and fully understand the terms and provisions of this Agreement and of the documents contemplated hereby.

22. Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.

23. Delay Not a Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege under this Agreement or under any document executed in connection herewith shall operate as a waiver of such right, power or privilege and any single or partial exercise of any such right, power or privilege shall not preclude any other or further exercise thereof.

24. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each party’s permitted successors and assigns.

25. Construction of Provisions. The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:

(a) All references herein to numbered sections or to lettered exhibits are references to the sections hereof and the exhibits annexed hereto.

(b) The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to” or the phrase “without limitation,” as the context may require.

(c) Words of masculine, feminine or neutral gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa.

(d) No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement or any other Loan Document.

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(e) All references to the Loan shall be deemed to include all existing or future modifications, amendments, extensions, restatements, or replacements of the Loan made by mutual written agreement of the parties.

(f) The terms “person” and “party” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity or government (whether federal, state, county, city, municipal or otherwise, including an instrumentality, division, agency, body or department thereof).

26. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the parties hereto notwithstanding that all such parties are not signatories to the same counterpart. This Agreement shall become effective when all parties hereto have executed a counterpart hereof. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

27. Governing Law; Jurisdiction. The provisions of Section 19.3 of the Loan Agreement are incorporated herein by reference.

28. Costs and Expenses. Without limiting any other provision of this Agreement or any other Loan Document relating to payment of expenses, Borrower shall, pay or reimburse Lender on the date of this Agreement and, thereafter, promptly after written demand, all fees, costs and expenses actually incurred by Lender and its loan servicers, attorneys, Rating Agencies, advisors and consultants in connection with this Amendment, including, without limitation, recording fees, title insurance premiums and other title charges (collectively the “Costs and Expenses”).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Restructuring Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:	SHR SCOTTSDALE, L.L.C. a Delaware limited liability company

	By:	/s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

GUARANTOR:	STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company

	By:	/s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

OPERATING LESSEE:	DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

	By:	/s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

LENDER:	BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

	By:	KeyCorp Real Estate Capital Markets, Inc. as Special Servicer

	By:	/s/ C. Meade Hubby
Name: C. Meade Hubby
Title: Vice President, Special Servicing

EXHIBIT A

INTENTIONALLY DELETED

EXHIBIT B

PRELIMINARY PROJECT BUDGET FOR RENOVATION PROJECT

Ballroom Addition

Fairmont Scottsdale

Preliminary Development Budget

REVISED June 3, 2011

SUMMARY

Item	Quantity	U/M	Cost	Extension	Remarks

Construction + FF&E

Ballroom Addition	1	ea	$17,543,158.77	$17,543,158.77

Sub-total				$17,543,158.77

Construction + FF&E Total				$17,543,158.77

OSE

China, glass, silver, smallwares	1	ls	$175,000.00	$175,000.00

Sub-total				$175,000.00

OSE Total				$175,000.00

Fees & Miscellaneous

Fees
Architecture	1	ea	$608,190.00	$608,190.00
Structural	1	ea	$77,600.00	$77,600.00
Civil	1	ea	$95,545.00	$95,545.00
MEP	1	ea	$131,920.00	$131,920.00
Parking	1	ea	$18,430.00	$18,430.00
Landscape	1	ea	$36,860.00	$36,860.00
Kitchen	1	ea	$29,100.00	$29,100.00
Lighting	1	ea	$28,130.00	$28,130.00
Interior Design	1	ea	$—	$—
Acoustic Consultant	1	allow	$5,000.00	$5,000.00
Soils Consultant	1	allow	$4,000.00	$4,000.00
A/V Consultant	1	allow	$32,495.00	$32,495.00
FF&E Purchasing Agent	1	allow	$25,000.00	$25,000.00
Project Manager	1	allow	$400,000.00	$400,000.00
Consultant Reimbursables	8%			$119,381.60

Miscellaneous

Site Signage	1	allow	$50,000.00	$50,000.00
Permits	1	allow	$75,000.00	$75,000.00

Fees & Miscellaneous Total				$1,736,651.60

Project Sub-Total				$19,454,810.37
Capitalized Interest				$—

PROJECT TOTAL				$19,454,810.37

Ballroom Addition

Fairmont Scottsdale

Preliminary Development Budget

REVISED June 3, 2011

DETAIL

Item	Quantity	U/M	Cost	Extension	Remarks

General Construction

General construction estimate
General Construction (building)	57,261	sft	$194.63	$11,144,422.13
Site (landscaped)	57,261	sft	$20.00	$1,145,220.00
General Conditions	1	ls	$1,033,606.14	$1,033,606.14
Bonds, Insurance, Data Management	1	ls	$328,788.50	$328,788.50
Taxes, Overhead & Fee	1	ls	$1,669,672.00	$1,669,672.00

Sub-total				$15,321,708.77

General Construction Total				$15,321,708.77

Interior Finishes (CFCI)

Sub-total				$—

CFCI total				$—

Interior Finishes (OFCI)

Carpet	5,500	syd	$34.00	$187,000.00
Carpet pad	5,500	syd	$4.50	$24,750.00
Vinyl wall covering	3,000	lyd	$10.00	$30,000.00

Sub-total				$241,750.00

OFCI total				$241,750.00

FF&E/ Loose Furnishings

Seating
Banquet chairs	2000	ea	$115.00	$230,000.00
Banquet tables	1	ls	$35,000.00	$35,000.00
Prefunction seating	1	ls	$40,000.00	$40,000.00

Casegoods & Tables
Prefunction tables	1	ls	$50,000.00	$50,000.00

Drapery & Soft Goods
Window treatment	1	ls	$60,000.00	$60,000.00

Decorative Lighting
Ballroom pendants	1	allow	$350,000.00	$350,000.00
Ballroom sconces	30	ea	$1,350.00	$40,500.00
Prefunction lighting	1	ls	$85,000.00	$85,000.00
Bathroom sconces	24	ea	$550.00	$13,200.00

Art, Mirrors & Accessories
Art & Accessories	1	ls	$75,000.00	$75,000.00
Portable stage	6	ea	$8,500.00	$51,000.00

Sub-total				$1,029,700.00

FF&E/ Loose Furnishings Total				$1,029,700.00

Ballroom Addition

Fairmont Scottsdale

Preliminary Development Budget

REVISED June 3, 2011

DETAIL

Specialties & Miscellaneous

Kitchen equipment	1	ls	$650,000.00	$650,000.00
A/V	1	ls	$300,000.00	$300,000.00
Interior signage	1	ls	$35,000.00	$35,000.00

Sub-total				$950,000.00

Specialties total				$950,000.00

Categories Total				$17,543,158.77

Tax				$—	FF&E exempt in AZ

Total				$17,543,158.77

EXHIBIT C

TIMELINE FOR RENOVATION PROJECT

ID		Task Mode	Task Name	Start	Finish	Duration
1			Scottsdale Fairmont Ballroom			
2			VE Process with Owner, Architect & Contractor	Mon 5/23/11	Fri 6/3/11	10 days
3			Prepare Civil Docs	Mon 5/30/11	Mon 6/27/11	21 days
4			Submit Civil Docs to COS	Mon 6/27/11	Mon 6/27/11	0 days
5			COS 1st Civil Review	Mon 6/27/11	Mon 7/18/11	16 days
6			Address 1st Civil Review Comments	Mon 7/18/11	Mon 8/1/11	11 days
7			Resubmit Civil Docs to COS	Mon 8/1/11	Mon 8/1/11	0 days
8			COS Second Civil Review	Mon 8/1/11	Mon 8/22/11	16 days
9			Address 2nd Civil Review Comments	Mon 8/22/11	Mon 8/29/11	6 days
10			Resubmit Civil Docs for Permit	Mon 8/29/11	Mon 8/29/11	0 days
11			COS Final Reviewl/Issue Grading Permit	Mon 8/29/11	Mon 9/12/11	11 days
12			Construction	Mon 9/12/11	Mon 11/12/12	306 days
13			Prepare Bldg Docs	Mon 5/30/11	Wed 8/31/11	68 days
14			Submit 90% Bldg Dwgs to COS	Mon 8/8/11	Mon 8/8/11	0 days
15			COS 1st Bldg Review	Mon 8/8/11	Mon 9/5/11	21 days
16			Address 1st Bldg Review Comments	Mon 9/5/11	Mon 9/19/11	11 days
17			Resubmit Bldg Docs to COS	Mon 9/19/11	Mon 9/19/11	1 day
18			COS 2nd Bldg Review	Mon 9/19/11	Mon 10/10/11	16 days
19			Address 2nd Bldg Review Comments	Mon 10/10/11	Mon 10/17/11	6 days
20			Resubmit Bldg Docs for Permit	Mon 10/17/11	Mon 10/17/11	0 days
21			COS Final Review/Issue Bldg Permit	Mon 10/17/11	Tue 11/1/11	12 days

May 16, '11
Jun 27, '11
Aug 8, '11
Sep 19, '11
Oct 31, '11
Dec 12, '11
Jan 23, '12
Mar 5, '12
Apr 16, '12
Jul 9, '12
Aug 20, '12
Oct 1, '12
6/27
8/1
8/29
8/8
10/17

Project: Scottsdale Fairmont Ballr
Date: Wed 5/25/11

Task		Project Summary		Inactive Milestone		Manual Summary Rollup		Deadline	
Split		External Tasks		Inactive Summary		Manual Summary		Progress	
Milestone		External Milestone		Manual Task		Start-only			
Summary		Inactive Task		Duration-only		Finish-only			

Page 1

EXHIBIT D

AMENDMENT TO MANAGEMENT AGREEMENT

FAIRMONT HOTELS & RESORTS (U.S.), INC.

June 9, 2011

DTRS Scottsdale, L.L.C.

c/o Strategic Hotels & Resorts, Inc.

200 West Madison Street

Suite 1700

Chicago, Illinois 60606

Ladies and Gentlemen:

RE:	Hotel Management Agreement for the Fairmont Scottsdale dated as of September 1, 2006 between DTRS Scottsdale, L.L.C. and Fairmont Hotels & Resorts (U.S.) Inc., as amended by a First Amendment to Hotel Management Agreement made as of , 2007 [sic] a Second Amendment to Hotel Management Agreement made as of January 1, 2010, and a letter agreement dated June 9, 2011 (the Hotel Management Agreement as amended, hereinafter referred to as the “Scottsdale HMA”)

This letter agreement shall serve to amend the Scottsdale HMA. This letter agreement shall not be construed to amend, modify or supplement the Scottsdale HMA other than with respect to the understandings expressly set forth herein. Capitalized terms used in this letter agreement and not otherwise defined herein shall have the meanings given such terms in the Scottsdale HMA.

Operator and Owner agree as follows:

1.	Recital Paragraph A of the Scottsdale HMA is hereby deleted and the following substituted therefor:

A.	SHR Scottsdale, L.L.C., a Delaware limited liability company, is the fee owner of the Hotel (“Fee Owner”). Fee Owner has leased the Hotel to Owner.

2.	Subject to paragraphs 3 and 4 below, the Basic Fee to be paid to the Operator under the Scottsdale HMA for the Fiscal Year commencing on January 1, 2012 (the “Reduction Date”), and for each Fiscal Year thereafter, shall be reduced from 5% to 3% of Total Revenues of the Hotel for such Fiscal Year, provided that each of the following conditions (the “Reduction Conditions”) shall have been satisfied:

a)	Operator shall have previously approved, which approval shall not be unreasonably withheld, delayed, or conditioned, the Owner’s plans for the construction at the Hotel of approximately 60,000 square feet of new meeting space (“New Meeting Space”) as being, in accordance with the HMA, of quality consistent with the Standard and the basic architectural and design characteristics of the Hotel and that the construction thereof should minimize disruptions and interference with Hotel Operations; and

b)

Owner shall have secured all required building permits for the commencement and conduct to completion of the New Meeting Space and work shall have commenced with at least the foundations poured and some commencement of vertical construction,

DTRS Scottsdale, L.L.C.

June 9, 2011

provided, however, that if for any reason construction of the New Meeting Space ceases for 60 consecutive days in any 90-day period, or Owner otherwise fails diligently to conduct construction activities in pursuit of the completion of the entire New Meeting Space, the Basic Fee percentage shall revert to the applicable percentage set forth above until such diligent construction recommences.

3.	In the event that the New Meeting Space is not completed in accordance with the plans above approved, and furnished and available for the permanent and uninterrupted use of the Hotel on or before March 31, 2013, then from and after such date the Basic Fee payable under the Scottsdale HMA shall revert to 5% of Total Revenues for the period from such date until the last day of the month in which the New Meeting Space is completed in accordance with the plans above approved, and furnished and available for the permanent and uninterrupted use of the Hotel.

4.	In the event that the New Meeting Space is not completed in accordance with the plans above approved, and furnished and available for the permanent and uninterrupted use of the Hotel on or before the third anniversary of the Reduction Date, the difference in Basic Fees from the Reduction Date calculated at 3% of Total Revenues rather than 5% of Total Revenues shall be immediately payable by Owner to Operator.

5.

On the Reduction Date and whether or not the Reductions Conditions have been satisfied, the Incentive Fee Threshold shall be permanently reduced to the sum of (a) $15,000,000 plus (b) an amount equal to 10% of any capital (“Additional Capital”) that either or both of Owner or Fee Owner has contributed to pay for Capital Expenditures from and after the Reduction Date (or from and after the date hereof if contributions for Capital Expenditures would constitute Additional Capital in the Fiscal Year 2011) beyond amounts expended from the Replacement Reserve on account of Capital Improvements to the Hotel required or permitted under this Agreement (and, for avoidance of doubt, the Incentive Fee Threshold shall be increased by 10% of all Additional Capital incurred pursuant to this letter agreement for the New Meeting Space, but not for any expenditures incurred in connection with the conversion or development of any portion of the Hotel Facilities to a use which is not part of the Hotel or Hotel Related Facilities). The parties agree that with respect to Additional Capital funded by Owner or Fee Owner, such amount described in subsection (b) above shall be calculated as follows: the Incentive Fee Threshold shall be increased by an amount equal to (A)(i) 10% of the amount of any Additional Capital fundings on account of each Capital Improvement as of the first day of the calendar quarter following the completion of such Capital Improvement project (i.e. the date that a certificate of occupancy or its equivalent has been issued to evidence such completion or the Capital Improvements are otherwise put into full service at the Hotel) multiplied by (ii) (x) .75 for the calculation as of the first day of the 2nd calendar quarter, (y) .50 for the calculation as of the first day of the 3rd calendar quarter and (z) .25 for the calculation as of the first day of the 4th calendar quarter; and (B) as of the commencement of each Fiscal Year, by 10% of the full amount of such Additional Capital fundings on account of completed Capital Improvement projects during the immediately preceding Fiscal Year.

6.	In the event the Basic Fee shall be subject to reduction as prescribed by paragraphs 2 through 4 above, but is also subject to reduction in accordance with subsections 9.1 (A) or (B) of the Scottsdale HMA for a Rooms Addition Project, the above paragraphs and such subsections may operate independent of each other but there will be no further reduction of the Basic Fee on account of the application of both sets of provisions at the same time (i.e. between the New Meeting Space provisions and Rooms Addition Project provisions, whichever then provide for the lower percentage of Basic Fee payable will apply, without double counting).

DTRS Scottsdale, L.L.C.

June 9, 2011

7.	Owner will cause the transfer of the Residential Expansion Parcel, as such is defined in a Residential Expansion Parcel Agreement between Scottsdale Princess Partnership (“SPP”) and SHR Scottsdale Z, LLC as of September 1, 2006 and recorded in the real estate records of Maricopa County, Arizona on September 9, 2006 as Document No. 20061183793 (the “REP Agreement”), to Fee Owner or the same entity which shall, at such time, own the Lands (the “REP Transfer”). Fee Owner, Owner, Operator, and Scottsdale Princess Partnership, agree that:

a)	there shall be deemed to be excluded from the Residential Expansion Parcel for all intents and purposes under the REP Agreement that portion of the Residential Expansion Parcel to be used for parking or other ancillary uses in connection with the New Meeting Space (the “New Meeting Space Portion”); and

b)	the REP Transfer is not a sale of such Residential Expansion Parcel to which the provisions of section (1) of the REP Agreement providing for a remittance of net profit from such transaction shall apply, and each of Operator and SPP confirms that such provisions shall not apply until there is a subsequent sale of the Residential Expansion Parcel to an independent third party unaffiliated with the then owner of same; and

c)	the limitations set forth in Section (5)(a) of the REP Agreement shall not apply to the New Meeting Space Portion; and

d)	at any time after the completion of the New Meeting Space, each of Fee Owner and SPP shall, upon the request of the other, execute, deliver, and record an amendment to the REP Agreement in the real estate records of Maricopa County, Arizona reflecting the changes to the REP Agreement set forth in this paragraph 7 of this letter agreement.

8.	The Scottsdale HMA is hereby amended to include the Residential Expansion Parcel (including the New Meeting Space Portion) within the definitions of Lands, and hence Hotel Facilities, under the Scottsdale HMA

The terms and conditions of this letter agreement shall be binding upon the successors and assigns of the Parties and of the additional parties acknowledging this letter agreement.

If this letter agreement accurately sets forth our understandings, please execute this letter agreement in the space provided below and return one signed original to Operator’s attention.

[SIGNATURES ON FOLLOWING PAGE]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DTRS Scottsdale, L.L.C.

June 9, 2011

Very truly yours,

FAIRMONT HOTELS & RESORTS (U.S.) INC., a Delaware corporation

By:	/s/ Iain R. Morton
Name:	Iain R. Morton
Title:	Senior Vice President General Counsel, Americas Region

AGREED AND ACCEPTED:

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

By:	/s/ Robert T. McAllister
Name:	Robert T. McAllister
Title:	Senior Vice President, Tax

JOINDER:

SHR Scottsdale, L.L.C., a Delaware limited liability company, and Scottsdale Princess Partnership, a general partnership formed under the laws of the State of Arizona, hereby join this letter agreement for the sole purpose of binding themselves under the provisions of paragraph 7 of this letter agreement.

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company		SCOTTSDALE PRINCESS PARTNERSHIP, an Arizona general partnership

By:	/s/ Robert T. McAllister	By:	CP Hotels (Scottsdale 1) Inc., a Delaware corporation, general partner
Name:	Robert T. McAllister
Title:	Senior Vice President, Tax
			By:	/s/ Iain R. Morton
			Name:	Iain R. Morton
			Title:	Senior Vice President General Counsel, Americas Region

		By:	CP Hotels (Scottsdale 2) Inc., a Delaware corporation, general partner

			By:	/s/ Iain R. Morton
			Name:	Iain R. Morton
			Title:	Senior Vice President General Counsel, Americas Region

EXHIBIT E

ASSUMPTION AGREEMENT

When Recorded Return To:

Kevin D. Bird

Polsinelli Shughart PC

700 W. 47th Street, Suite 1000

Kansas City, Missouri 64112

Loan No. 10037091

(space above reserved for Recorder’s use)

ASSUMPTION AGREEMENT

Dated June     , 2011

By and Among

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company

Original Borrower

FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company

New Borrower

STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company

Original Guarantor

WALTON STREET REAL ESTATE FUND VI, L.P.; WALTON STREET REAL ESTATE

FUND VI-Q, L.P.; WALTON STREET REAL ESTATE FUND VI-E, L.P.; WALTON

STREET REAL ESTATE INVESTORS VI, L.P.; WALTON STREET REAL ESTATE

PARTNERS VI, L.P.; WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P.; and

WSC CAPITAL HOLDINGS VI, L.P., each a Delaware limited partnership collectively, New Guarantor

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

Original Operating Lessee

WALTON/SHR FPH, LLC, a Delaware limited liability company

New Operating Lessee

And

BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO

LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED

HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

Lender

1

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (“Agreement”) is made as of the              day of June, 2011 (the “Effective Date”), by and among FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, whose address is c/o Strategic Hotels & Resorts, 200 W. Madison, Suite 1700, Chicago, Illinois 60606 (“New Borrower”); SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, whose address is c/o Strategic Hotels & Resorts, 200 W. Madison, Suite 1700, Chicago, Illinois 60606 (“Original Borrower”); BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, whose address is c/o KeyCorp Real Estate Capital Markets, Inc., 11501 Outlook, Suite 300, Overland Park, Kansas 66211 (“Lender”); STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company, whose address is c/o Strategic Hotels & Resorts, 200 W. Madison, Suite 1700, Chicago, Illinois 60606 (“Original Guarantor”); WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership, and WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership, all having an address at c/o Walton Street Capital, L.L.C., 900 N. Michigan Avenue, Suite 1900, Chicago, Illinois 60611 (individually and collectively, the “New Guarantor”); DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, whose address is c/o Strategic Hotels & Resorts, 200 W. Madison, Suite 1700, Chicago, Illinois 60606 (“Original Operating Lessee”); and WALTON/SHR FPH, LLC, a Delaware limited liability company, whose address is c/o Strategic Hotels & Resorts, 200 W. Madison, Suite 1700, Chicago, Illinois 60606 (“New Operating Lessee”). New Borrower, Original Borrower, New Guarantor, Original Guarantor, New Operating Lessee and Original Operating Lessee are sometimes referred to collectively as the “Borrower Parties,” and collectively, the Borrower Parties and Lender are the “Parties”.

RECITALS:

A. Original Borrower borrowed from Citigroup Global Markets Realty Corp. (“Original Lender”), the principal sum of $140,000,000.00 (the “Loan”) for the financing of certain property located in Maricopa County, Arizona, legally described on Exhibit A attached hereto and by this reference made a part hereof (such real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”). Lender is the current owner and holder of all right, title and interest in the Loan and the Loan Documents (as hereinafter defined).

B. The Loan was made pursuant to that certain Loan and Security Agreement dated September 1, 2006, as amended by that certain Amendment to Loan and Security Agreement dated May 9, 2007 (as amended, the “Loan Agreement”), and is evidenced by that certain Note dated September 1, 2006, as amended by that certain Amendment to Promissory Note dated May 9, 2007 (as amended, the “Note”).

2

C. The Loan is further evidenced and secured by that certain Fee and Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183787, as amended by that certain Omnibus Amendment to Loan Documents dated May 9, 2007 (the “Omnibus Amendment”) (as amended, the “Security Instrument”) and that certain Assignment of Leases, Rents, Hotel Revenues and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183788, as amended by the Omnibus Amendment (as amended, the “Assignment of Leases”).

D. The Loan is further evidenced and secured by that certain Account and Control Agreement dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Account Agreement”) and that certain Trademark Security Agreement dated as of September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Trademark Agreement”).

E. The Loan is further evidenced and secured by that certain Guaranty of Recourse Obligations dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “Recourse Guaranty”) executed by Original Guarantor, that certain Environmental Indemnity dated September 1, 2006, as amended by the Omnibus Amendment (as amended, the “EIA”) executed by Original Guarantor, and that certain Completion Guaranty dated as of the date of this Agreement (the “Completion Guaranty”) executed by Original Guarantor (the Recourse Guaranty, the EIA and the Completion Guaranty are sometimes collectively referred to herein as the “Guaranties”).

F. The Loan Agreement, the Note, the Security Instrument, the Assignment of Leases, the Account Agreement, the Trademark Agreement, the Guaranties and all other documents and instruments evidencing and/or securing the Note which have been executed on or before the Effective Date by Original Borrower or others in connection with or related to the Loan, including this Agreement, any assignments, security agreements, financing statements, guaranties, indemnity agreements, cash management agreements, letters of credit, escrow agreements or escrow/holdback arrangements, all as modified and amended by that certain Restructuring Agreement dated as of the date of this Agreement, between Lender, Original Borrower, Original Guarantor and Original Operating Lessee (the “Restructuring Agreement”), together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Agreement. All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents, as in effect on the date of this Agreement.

G. Lender and KeyCorp Real Estate Capital Markets Inc. (“KeyCorp”) entered into a certain Pooling and Servicing Agreement pursuant to which Lender, among other things, authorized KeyCorp to act as servicer on Lender’s behalf and as Lender’s agent with respect to the subject matter hereof.

H. Original Borrower and Original Operating Lessee desire to transfer all of their respective right, title and interest in and to the Property to New Borrower and New Operating Lessee. To the extent that such transfer requires the consent of Lender under the Loan

3

Documents, Original Borrower and Original Operating Lessee have requested that Lender consent to such transfer and permit New Borrower to assume the Loan. Subject to the terms and conditions of this Agreement, Lender is willing to consent to the transfer of the Property to New Borrower and New Operating Lessee and the assumption of the Loan by New Borrower.

Agreement

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assumption.

(a) New Borrower hereby (i) assumes and agrees to pay the unpaid balance due and owing under the Loan Documents, together with interest thereon, all in accordance with the terms of the Loan Documents, and (ii) agrees to perform from and after the Effective Date all of the other obligations of Original Borrower under the Note, Security Instrument and other Loan Documents and be bound by, comply with and perform each and every other covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Borrower under the Loan Documents with the same force and effect as if New Borrower itself had executed and delivered each and every Loan Document. Without limiting the generality of the foregoing, New Borrower’s assumption includes the assumption of all obligations, liabilities, and waivers of Original Borrower set forth in the Loan Documents, including, without limitation, the liabilities of Original Borrower as and to the extent set forth in Article 18 of the Loan Agreement. The foregoing assumption by New Borrower is absolute and unconditional.

(b) New Operating Lessee hereby agrees to perform from and after the Effective Date all of the obligations of Original Operating Lessee under the Note, Security Instrument and other Loan Documents and be bound by, comply with and perform each and every other covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Operating Lessee under the Loan Documents with the same force and effect as if New Operating Lessee itself had executed and delivered each and every Loan Document which has been heretofore executed or delivered by the Original Operating Lessee. New Borrower and, as applicable, New Operating Lessee, shall henceforth be deemed to be the “Mortgagor,” “Assignor,” “Trustor,” “Grantor,” “Indemnitor” and/or “Borrower” under each of the Loan Documents. The foregoing assumption by New Operating Lessee is absolute and unconditional.

(c) New Guarantor hereby agrees to execute and deliver to Lender on the date of this Agreement New Guarantor’s Guaranty of Recourse Obligations, Environmental Indemnity and Completion Guaranty whereby New Guarantor has agreed to be jointly and severally liable with Original Guarantor for all of the obligations of Original Guarantor under the Guaranties. All references to the Guarantor in the Loan Documents shall henceforth be deemed to include both Original Guarantor and New Guarantor.

4

2. Consent. Effective upon the satisfaction of, and subject to, all the terms and conditions set forth in this Agreement, Lender consents to: (a) the conveyance by Original Borrower and Original Operating Lessee to New Borrower and New Operating Lessee of all of Original Borrower’s and Original Operating Lessee’s respective rights, title, and interest in and to the Property; (b) the assumption by New Borrower of all of Original Borrower’s obligations and liabilities under the Loan Documents upon the terms and conditions set forth herein; and (c) the assumption by New Operating Lessee of all of Original Operating Lessee’s obligations and liabilities under the Loan Documents upon the terms and conditions set forth herein.

3. Ratification, Estoppel and Release.

(a) New Borrower hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Lender of (and New Borrower and New Operating Lessee grant, pledge, assign and convey to Lender a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto), and (ii) that as of the Effective Date, all of the terms, covenants and provisions of the Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Agreement and all the representations and warranties in the Loan Documents are true and correct without modification, except as set forth in the Restructuring Agreement and except as necessary to implement the terms and provisions of this Agreement.

(b) Original Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, covenants and provisions of the Loan Documents remain in full force and effect, and that the representations and warranties in the Loan Documents are true and correct with respect to Original Borrower, without modification, except as set forth in the Restructuring Agreement and except necessary to implement the terms and provisions of this Agreement.

(c) Original Guarantor hereby ratifies and reaffirms that as of the Effective Date, all of the terms, covenants and provisions of the Loan Documents remain in full force and effect and that the representations and warranties in the Loan Documents are true and correct with respect to Original Guarantor as “Guarantor” and/or “Indemnitor” thereunder, without modification, except as necessary to implement the terms and provisions hereof.

(d) New Borrower on this date has made a principal payment of $7,000,000.00 with respect to the Note and the Parties acknowledge that upon application of such payment as of the Effective Date of this Agreement, the outstanding principal amount of $133,000,000.00 was owing on account of the Note and interest has been paid through June 9, 2011.

(e) Original Borrower hereby assigns to New Borrower all of Original Borrower’s right, title and interest in and to any escrow and/or reserve funds or accounts held by Lender. New Borrower hereby ratifies and confirms its obligations to continue to deposit the required deposits into such escrow and/or reserve funds or accounts as required under the Loan Documents. In addition, New Borrower on this date has paid a deposit (the “CAPEX Deposit”) to Lender in the amount of $21,400,291.41, which amount has been deposited by Lender in the

5

CAPEX Reserve Account pursuant to Section 16.6 of the Loan Agreement (as modified by the Restructuring Agreement). Following such deposit to the CAPEX Reserve Account, the parties hereto hereby acknowledge and confirm that the balance in the CAPEX Reserve Account held by Lender is $21,400,291.41 and the balance of each of the other escrow and/or reserve accounts held by Manager as of June 9, 2011, was as follows:

Tax and Insurance Reserve Account:	$1,050,525.00
FF&E Reserve Account:	$1,499,562.82

(f) Each Borrower Party hereby remises, releases and forever discharges Lender and all of Lender’s officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the “Released Lender Parties”), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, except as such may have been caused by the gross negligence or willful misconduct of one or more Released Lender Parties, and further waives any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to this Agreement, the Loan, the Note or any of the other Loan Documents or the Property in connection with any matter arising prior to the Effective Date. Each Borrower Party acknowledges that, subsequent to the execution of this Agreement, it may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to, matters for which the release is given the Released Lender Parties in this subparagraph, and that, if known on the date it executed this Agreement, may have materially affected its decision to execute this Agreement. Each Borrower Party acknowledges that it is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto. Each Borrower Party expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

(g) The Borrower Parties acknowledge and agree that all waivers, discharges and releases herein contained are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

4. Intentionally Deleted.

5. Representations and Warranties.

(a) Each Borrower Party unconditionally and irrevocably ratifies, remakes and confirms as to itself only, all warranties and representations previously made by it in the respective Loan Documents to which it is a party, as of the date hereof, except (x) to the extent, if any, that the provisions of this Agreement reflect variances from such existing warranties and representations with respect to facts and circumstances existing on the date hereof, and (y) to the extent that such warranties and representations expressly relate to a specified earlier date, in

6

which event such warranties and representations are remade as of such earlier date. Additionally, each Borrower Party represents and warrants as to itself as follows:

(i) it has full power, authority, legal right and capacity to execute, deliver and perform their respective obligations under this Agreement and the other Loan Documents, the Loan Documents, including, without limitation, this Agreement, constitute valid, enforceable and binding obligations of such party, and as of the Effective Date, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its respective obligations under the Loan Documents; and

(ii) subject to paragraph (d) of this Section 5 below, it is duly organized, validly existing and in good standing under the laws of its state of organization and is duly qualified to transact business and is in good standing in the State where the Property is located.

(b) New Borrower further represents and warrants that any funds used by New Borrower for its acquisition of the Property have been contributed as capital contributions and are not secured directly or indirectly by an interest in New Borrower or any other collateral that has been assigned to Lender under the Loan

(c) Original Borrower and Original Guarantor hereby represent and warrant to Lender, New Borrower and New Guarantor that, as of the Effective Date, no Default or Event of Default, nor any event which, with the passage of time or the giving of notice (or both) would constitute a Default or Event of Default, has occurred and is continuing under any of the Loan Documents.

(d) Each of New Borrower and New Operating Lessee represents and warrants that, on or before the Effective Date, such party has filed all necessary documents with the State of Arizona to qualify to do business in such State, but, as of the Effective Date, neither party has received confirmation of such qualification from the State of Arizona. Each of New Borrower and New Operating Lessee hereby agrees to use its best efforts to obtain confirmation of its qualification to do business in Arizona as soon as possible after the Effective Date and, upon receipt of such confirmation, to deliver to Lender a certificate from the Secretary of State of Arizona evidencing such party’s qualification to do business in Arizona.

6. Further Documents, Etc. The Borrower Parties each hereby agree to execute and deliver to Lender, and/or authorize the filing and/or recording by Lender of, any and all further documents and instruments required by Lender to effectuate the transaction contemplated by this Agreement, to create, perfect and/or modify the liens and security interests granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Agreement, including, without limitation, appropriate UCC financing statements or amendments. Lender acknowledges receipt of the following on or before the Effective Date: (i) certified copies of all documents relating to the organization and formation of New Borrower, New Operating Lessee and New Guarantor, together with all appropriate original documentation evidencing New Borrower’s, New Operating Lessee’s and New Guarantor’s existence and good standing; (ii) appropriate documentation evidencing the authority of the signers to execute this Agreement; (iii) such legal opinions as may be required by Lender; (iv) title endorsements to Lender’s title

7

insurance policy or a replacement Lender’s title insurance policy providing the equivalent coverage; (v) evidence that all insurance required under the Loan Documents is current; (vi) a current copy of the Management Agreement; and (vii) evidence of payment of all fees, costs and expenses required by Section 7 hereof.

7. Costs and Expenses. Original Borrower and/or New Borrower hereby agree to pay any and all fees, costs and expenses, including but not limited to attorneys’ fees and the premium for endorsements to Lender’s title insurance policy or a replacement Lender’s title insurance policy, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder. Concurrently with the execution of this Agreement, New Borrower and/or Original Borrower shall pay Lender all costs and expenses incurred by Lender in connection with the transfer of the Property and the assumption of the Loan.

8. No Reliance. New Borrower and New Operating Lessee acknowledge that in consummation of this assumption, New Borrower and New Operating Lessee have not relied on any representations by Lender regarding the Property, the title thereto or any other matter.

9. Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns.

(b) Wherever Lender’s judgment, consent or approval is required under this Agreement, or Lender shall have an option, election or right of determination under this Agreement that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised.

(c) If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity or enforceability of the remaining provisions shall not in any way be affected.

(d) This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Party, but only by an agreement in writing signed by the Party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e) The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise: All references herein to numbered or lettered Sections or to numbered or lettered Schedules or Exhibits are references to the Sections hereof and the Schedules and Exhibits annexed hereto or otherwise identified in connection herewith. The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and

8

include the plural, and vice versa. The term “person,” when used herein, means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity. No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement.

10. Governing Law; Venue. The provisions of Section 19.3 of the Loan Agreement are incorporated herein by reference.

11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. No Impairment. All of the Property described in the Security Instrument and the other Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the Security Instrument and the other Loan Documents. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Security Instrument or any of the other Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the lien and encumbrance of the Security Instrument or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein.

13. Notice. Any notice required or permitted to be given under this Agreement or under any of the other Loan Documents must be in writing and given (a) by depositing the same in the United States mail, addressed to the Party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such Party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient; or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the Party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; and in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the Parties shall be as follows, and the Loan Documents are hereby amended to include the addresses set forth below:

Original Borrower:	SHR SCOTTSDALE, L.L.C
c/o Strategic Hotels & Resorts
200 W. Madison, Suite 1700
Chicago, Illinois 60606
Attn: Paula Maggio
Facsimile: (312) 658-5794

With a copy of any notice to Original Borrower to:	Perkins Coie LLP
131 S. Dearborn
Chicago, Illinois 60603

9

Attn: Bruce A. Bonjour
Facsimile: (312) 324-9650

New Borrower:	FMT SCOTTSDALE OWNER, LLC
c/o Strategic Hotels & Resorts
200 W. Madison, Suite 1700
Chicago, Illinois 60606
Attn: Paula Maggio
Facsimile: (312) 658-5794

With a copy of any notice to New Borrower to:	Perkins Coie LLP
131 S. Dearborn
Chicago, Illinois 60603
Attn: Bruce A. Bonjour
Facsimile: (312) 324-9650

Lender:	c/o KeyCorp Real Estate Capital Markets, Inc.
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Facsimile: (877) 379-1625

With a copy of any notice to Lender to:	Daniel Flanigan, Esq.
Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Facsimile: (816) 753-1536

Original Guarantor:	STRATEGIC HOTEL FUNDING L.L.C.
c/o Strategic Hotels & Resorts
200 W. Madison, Suite 1700
Chicago, Illinois 60606
Attn: Paula Maggio
Facsimile: (312) 658-5794

With a copy of any notice to Original Guarantor to:	Perkins Coie LLP
131 S. Dearborn
Chicago, Illinois 60603
Attn: Bruce A. Bonjour
Facsimile: (312) 324-9650

New Guarantor:	c/o Walton Street Capital, L.L.C.
900 N. Michigan Avenue, Suite 1900
Chicago, Illinois 60611

10

Attn: General Counsel
Facsimile: (312) 915-2881

With a copy of any notice to New Guarantor to:	Latham & Watkins LLP
233 South Wacker Drive
Suite 5800
Chicago, Illinois 60606
Attn: Gary E. Axelrod
Facsimile: (312) 993-9767

Original Operating Lessee:	DTRS SCOTTSDALE, L.L.C.
c/o Strategic Hotels & Resorts
200 W. Madison, Suite 1700
Chicago, Illinois 60606
Attn: Paula Maggio
Facsimile: (312) 658-5794

With a copy of any notice to Original Operating Lessee to:	Perkins Coie LLP
131 S. Dearborn
Chicago, Illinois 60603
Attn: Bruce A. Bonjour
Facsimile: (312) 324-9650

New Operating Lessee:	WALTON/SHR FPH, LLC
c/o Strategic Hotels & Resorts
200 W. Madison, Suite 1700
Chicago, Illinois 60606
Attn: Paula Maggio
Facsimile: (312) 658-5794

With a copy of any notice to New Operating Lessee to:	Perkins Coie LLP
131 S. Dearborn
Chicago, Illinois 60603
Attn: Bruce A. Bonjour
Facsimile: (312) 324-9650

15. WAIVER OF TRIAL BY JURY. The provisions of Section 19.7 of the Loan Agreement are incorporated herein by reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Borrower:	SHR SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
	Name:	Robert T. McAllister
	Title:	Senior Vice President, Tax

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared Robert T. McAllister , who being by me duly sworn did say that he is the Senior Vice President, Tax, of SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, and that the within instrument was signed on behalf of said limited liability company by authority of its members, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Borrower:	FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company

By:
	Name:	Robert T. McAllister
	Title:	Senior Vice President, Tax

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared Robert T. McAllister , who being by me duly sworn did say that he is the Senior Vice President, Tax, of FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, and that the within instrument was signed on behalf of said limited liability company by authority of its members, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Guarantor:	STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company

By:
	Name:	Robert T. McAllister
	Title:	Senior Vice President, Tax

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared Robert T. McAllister, who being by me duly sworn did say that he is the Senior Vice President, Tax, of STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company, and that the within instrument was signed on behalf of said limited liability company by authority of its members, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                          , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:	WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership

	By:	Walton Street Managers VI, L.P., its general partner

		By:	WSC Managers VI, Inc., its general partner

By:
Name:
Title:

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared                                         , who being by me duly sworn did say that s/he is the                                          of WSC Managers VI, Inc., a Delaware corporation, the General Partner of Walton Street Managers VI, L.P., a Delaware limited partnership, the General Partner of WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership, and that the within instrument was signed on behalf of said limited partnership by authority of its partners, and acknowledged said instrument to be the free act and deed of said limited partnership for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Operating Lessee:	DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
	Name:	Robert T. McAllister
	Title:	Senior Vice President, Tax

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared Robert T. McAllister, who being by me duly sworn did say that he is the Senior Vice President, Tax, of DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, and that the within instrument was signed on behalf of said limited liability company by authority of its members, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Operating Lessee:	WALTON/SHR FPH, LLC, a Delaware limited liability company

By:
	Name:	Robert T. McAllister
	Title:	Senior Vice President, Tax

STATE OF	)
) ss
COUNTY OF	)

On this      day of June in the year 2011, before me,                                         , a Notary Public in and for said State, personally appeared Robert T. McAllister, who being by me duly sworn did say that he is the Senior Vice President, Tax, of WALTON/SHR FPH, LLC, a Delaware limited liability company, and that the within instrument was signed on behalf of said limited liability company by authority of its members, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender:	BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

	By:	KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Authorized Agent

By:
		Name:	C. Meade Hubby
		Title:	Vice President, Special Servicing

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

On this      day of June, 2011, before me, the undersigned notary public, personally appeared C. Meade Hubby, the Vice President, Special Servicing of KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, the authorized agent for BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, known to me to be the person who executed the document on behalf of BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3 and acknowledged to me that s/he executed the same for the purposes therein stated.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature)

My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT F

Legal Description of Additional Parcel

Parcel No. 7:

That portion of the Northeast one-quarter of the Southwest one-quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the center of said Section 35;

THENCE North 89 degrees 49 minutes 46 seconds West along the East-West mid-section line of said Section 35, a distance of 392.00 feet to the TRUE POINT OF BEGINNING;

THENCE South 00 degrees 10 minutes 14 seconds West, 232.27 to the beginning of a curve concave to the East having a radius of 500.00 feet;

THENCE Southerly along said curve through a central angle of 16 degrees 17 minutes 57 seconds an arc distance of 142.24 feet;

THENCE North 89 degrees 49 minutes 46 seconds West, 385.35 feet to the beginning of a curve concave to the Southeast having a radius of 100.00 feet;

THENCE Southwesterly along said curve through a central angle of 49 degrees 35 minutes 38 seconds, an arc distance of 86.56 feet to the point of tangency;

THENCE South 40 degrees 34 minutes 36 seconds West, 352.13 feet;

THENCE North 49 degrees 25 minutes 14 seconds West, 59.77 feet to the beginning of a curve concave to the Southwest having a radius of 250.00 feet;

THENCE Northwesterly along said curve through a central angle of 51 degrees 43 minutes 26 seconds, an arc distance of 225.69 feet to the point of tangency;

THENCE South 78 degrees 51 minutes 20 seconds West, 4.33 feet to the West line of said Northeast one-quarter;

THENCE North 00 degrees 01 minutes 45 seconds East, 507.05 feet along said West line to the beginning of a non-tangent curve concave to the Southeast having a radius of 805.00 feet and a radial bearing to said beginning being South 24 degrees 57 minutes 36 seconds East;

THENCE Northeasterly along said curve through a central angle of 25 degrees 07 minutes 50 seconds, an arc distance of 353.08 feet to the point of tangency said point lying on the North line of said Northeast one-quarter;

THENCE South 89 degrees 49 minutes 46 seconds East, 589.90 feet along the North line of said Northeast one-quarter to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

EXHIBIT G

GROUND LEASE AMENDMENT

DRAFT

WHEN RECORDED RETURN TO:

CITY OF SCOTTSDALE

ONE STOP SHOP/RECORDS

(Tom Beat)

7447 East Indian School Road, Suite 100

Scottsdale, AZ 85251

FOURTH AMENDMENT TO GROUND LEASE

THIS FOURTH AMENDMENT TO GROUND LEASE (this “Amendment”) is made and entered into as of this      day of                     , 2011, by and between the City of Scottsdale, an Arizona municipal corporation (the “Lessor”) and FMT Scottsdale Owner, LLC, a Delaware limited liability company which is the assignee of SHR Scottsdale, L.L.C., a Delaware limited liability company formerly known as SHR Scottsdale X, L.L.C., a Delaware limited liability company and successor by merger to SHR Scottsdale Y, L.L.C., a Delaware limited liability company (collectively, “Lessee”) (with Lessor and Lessee being referred to herein, collectively, as the “Parties”)

RECITALS

A. Lessor, as lessor, and Scottsdale Princess Partnership, an Arizona general partnership, as lessee (“Original Lessee”) entered into that certain Ground Lease dated December 30, 1985 (a memorandum of which, titled Memorandum of Ground Lease and Right of First Refusal to Purchase, was recorded December 2, 1986 in the Official Records of Maricopa County, Arizona (the “Official Records”) as document number 86-664161), as amended by that certain First Amendment to Ground Lease dated November 17, 1986, that certain Second Amendment to Ground Lease dated April 4, 1995 and recorded on April 6, 1995 in the Official Records as document number MCR95-0191354, and that certain Wall and Sign Agreement and Third Amendment to Ground Lease dated May 19, 2003 and recorded May 28, 2003 in the Official Records as document number MCR2003-0675900 (as amended, the “Ground Lease”).

B. The Ground Lease was assigned to SHR Scottsdale X, L.L.C., a Delaware limited liability company and SHR Scottsdale Y, L.L.C., a Delaware limited liability company (“Scottsdale Y”), as tenants-in-common, pursuant to that certain Assignment and Assumption of Ground Lease dated as of September 1, 2006 and recorded in the Official Records on September 6, 2006 as document number 2006-1183784, and Lessee is successor by merger to Scottsdale Y.

C. The Ground Lease was assigned to FMT Scottsdale Owner, LLC, a Delaware limited liability company, pursuant to that certain Assignment and Assumption of Ground Lease dated as of                     , 2011 and recorded in the Official Records on                     , 2011 as document number                     .

Exhibit “A”	Contract No. 86-0224

D. Pursuant to the Ground Lease, Lessee leases from Lessor certain real property located in the City of Scottsdale, State of Arizona (the “Ground Leased Property”), which Property is more particularly described in Exhibit “A” attached hereto.

E. The Ground Leased Property is adjacent to certain real property owned in fee by Lessee (the “Fee Property” and together with the Ground Leased Property, the “Property”).

F. The Property is improved by a hotel facility commonly known as “The Fairmont Scottsdale Princess” (the “Hotel”).

G. The Parties desire to amend the Ground Lease on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), the parties hereby agree as follows:

1. Minimum Base Rent. The minimum annual base rent (the “Base Rent”) for each of the calendar years 2011 through 2014 shall be $1,500,000.

2. Rent. In addition to the Base Rent, Lessee shall pay Rent as follows:

a. For the calendar years 2011 through 2014: 2.0% of Gross Sales up to $75,000,000 and 1.25% of Gross Sales in excess of $75,000,000

b. For the calendar years 2015 through 2019: 1.5% of Gross Sales

c. For the calendar years 2020 and beyond: 2.0% of Gross Sales provided, however; in the event that the Ground Leased Property secured indebtedness of Lessee in an amount in excess of $150,000,000 in any full calendar year, then the Base Rent shall increase to 2.0% of Gross Sales for such calendar year.

3. Space Expansion. This Amendment shall be subject to the completion of the ballroom and meeting space expansion substantially similar to that described in Exhibit A attached hereto by year-end 2013. Additionally, this Amendment shall be null and void and of no further force or effect in the event of a Bankruptcy or Foreclosure against or initiated by, Lessee.

4. Term. The Term of the Ground Lease is hereby extended twenty-five (25) years so that the Term of the Ground Lease now expires on                      2110.

Exhibit “A”	Contract No. 86-0224

5. Debt Restructuring. On or before the date of this Amendment, Lessee shall provide Lessor evidence that the mortgage loan with the existing lender under that certain Loan and Security Agreement dated as of September 1, 2006 (the “Loan”) between Lessee and Citigroup Global Markets Realty Corp. (together with its successors and assigns, the “Lender”) encumbering the Hotel has been modified and extended.

6. Miscellaneous. This Amendment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the day and year first written above.

Lessee:	FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company,

	By:	DRAFT
Name:
Title:

Lessor:	The City of Scottsdale

	By:	DRAFT
Name:
Title:

Exhibit “A”	Contract No. 86-0224

STATE OF	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this              day of                     , 2011, by                     , as                      of                     , a                      the                      of                      on behalf of                     .

Notary Public

My Commission Expires:

STATE OF	)
)ss.
County of	)

The foregoing instrument was acknowledged before me this              day of                     , 2011, by                     , as                      of                     , a                      the                      of                      on behalf of

Notary Public

My Commission Expires:

Exhibit “A”	Contract No. 86-0224

EXHIBIT H

FORM OF CONSTRUCTION DRAW REQUEST

EXHIBIT

Borrower’s Draw Request Certificate

KeyCorp Real Estate Capital Markets, Inc.

11501 Outlook, Suite 300

Overland Park, Kansas 66211

ATTN: CASH MANAGEMENT DEPARTMENT

LOAN NO. 10037091

RE:	Application for Disbursement in connection with a loan in the original principal amount of $140,000,000.00 (Loan #10037091) to FMT Princess Owner, LLC, a Delaware limited liability company (“Borrower”).

1.	Pursuant to that certain Loan and Security Agreement, dated as of September 1, 2006, as amended by that certain Amendment to Mortgage Loan and Security Agreement dated May 9, 2007, and that certain Restructuring Agreement dated June , 2011 (as amended, the “Loan Agreement”) between Borrower and Bank of America, National Association, successor by merger to LaSalle Bank National Association, as Trustee for the registered holders of the Citigroup Commercial Mortgage Trust 2007-FL3, Commercial Mortgage Pass-Through Certificates, Series 2007-FL3 (“Lender”), Borrower hereby requests a disbursement of funds from the CAPEX Reserve Account as indicated on the completed standard AIA Form G702 and Form G703 attached hereto. We acknowledge that this amount is subject to inspection, verification, and available funds.

Funding Instructions

2.	This Borrower’s Certificate is to be utilized only in satisfaction of costs and charges with respect to the Project and Improvements thereon as shown on the standard AIA Form G702 and Form G703 (which require and are not valid without the signatures of the General Contractor, Borrower and Architect)and the completed Borrower Soft and Hard Cost Requisition Form, executed by an Authorized Representative of Borrower, attached hereto.

3.	The Borrower agrees to provide, if requested by Lender, a Vendor Payee Listing showing the name and the amount currently due each party to whom Borrower is obligated for labor, material and/or services supplies. This information would be provided in support of the disbursements set forth in paragraph 1 hereof.

4.	The Borrower also certifies and agrees that:

(a)	It has complied with all duties and obligations required to date to be carried out and performed by it pursuant to the terms of the Loan Agreement;

(b)	No Event of Default as defined in the Loan Agreement, nor any event, circumstance or condition which with notice or the passage of time or both would be an Event of Default, has occurred and is continuing and;

(c)	All Change Orders or changes to the Schedule of Values have been submitted on standard AIA G701 form (which requires and is not valid without the signatures of the General Contractor, Borrower and Architect) to and approved by Lender to the extent required under the Loan Agreement;

(d)	All funds previously disbursed have been used for the purposes as set forth in the Loan Agreement;

(e)	All outstanding claims for labor, materials and/or services furnished prior to this draw period have been paid or will be paid from the proceeds of this disbursement;

(f)	All construction prior to the date of this Borrower’s Draw Request Certificate has been accomplished in accordance with the Plans and Specifications approved by Lender;

(g)	All sums advanced by Lender will be used solely for the purpose of paying costs of the Project owing as shown on the attached AIA Form G702 and Form G703 and Borrower Soft and Hard Cost Requisition Form and no disbursement requested hereunder has been the basis for any prior disbursement funds under the Loan Agreement;

(h)	Lender shall withhold ten percent (10%) of the total amount then due the General Contractor and the various contractors, subcontractors and material suppliers for costs of the Construction from the amount disbursed. The retained amounts (the “Retainage”) will be disbursed only at the time of the final disbursement of funds from the CAPEX Reserve Account provided, however, upon the satisfactory completion of one hundred percent (100%) of the work with respect to any trade (including any trade performed by the General Contractor) or the delivery of all materials pursuant to a purchase order in accordance with the Plans and Specifications as certified by the Architect and the General Contractor, Lender may decide on a case by case basis (but shall not be obligated) to permit Retainage with respect to such trade or order, as the case may be, to be disbursed to Borrower upon the Lender’s approval of all work and materials and Lender’s receipt of a final waiver of lien with respect to such completed work or delivered materials;

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(i)	Any requests for disbursements which in whole or in part relate to materials, equipment or furnishings which Borrower owns and which are not incorporated into the Improvements as of the date of the request for disbursement, but are to be temporarily stored at the Project, shall be accompanied by evidence satisfactory to Lender that (i) such stored materials are included within the coverages of insurance policies carried by Borrower, (ii) the ownership of such materials is vested in Borrower free of any liens and claims of third parties, (iii) such materials are properly insured and protected against theft or damage, (iv) the materials used in the construction are not commodity items but are uniquely fabricated for the construction, and (v) the stored materials are physically secured and can be incorporated into the Project within forty five (45) days. Lender may require separate Uniform Commercial Code financing statements to cover any such stored materials;

(j)	Lender may in its sole discretion, but shall not be obligated to, approve disbursements for materials stored off-site, in which event all of the requirements of paragraph (i) above shall be applicable to such disbursement as well as any other requirements which Lender may, in its sole discretion, determine are appropriate under the circumstances;

(k)	There are no liens outstanding against the subject project or its equipment except for Lender’s liens and security interests as agreed upon in the Loan Agreement;

(l)	The amount of undisbursed funds held in the CAPEX Reserve Account is sufficient to pay the cost of completing the Project in accordance with the Plans and Specifications and Project Budget approved by Lender as modified by Lender in approved Change Orders;

(m)	All representations and warranties contained in the Loan Agreement are true and correct as of the date hereof.

(n)	The undersigned understands that this certification is made for the purpose of inducing Lender to make a disbursement to Borrower and that, in making such disbursement, Lender will rely upon the accuracy of the matters stated in this Certificate.

5.	[FINAL DISBURSEMENT ONLY] Disbursement of funds from the CAPEX Reserve Account hereby requested are subject to the receipt by Lender, in those states where applicable, of a certificate from the issuing title company stating that no claims have been filed of record which adversely affects the title of Borrower to the Project, subsequent to the filing of the Lender’s Security Instrument.

6.	The terms used in this Borrower’s Draw Request Certificate have the same meaning and definitions as those set forth in the Loan Agreement.

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7.	The Borrower, or authorized signer, certifies that the statements made in this Borrower’s Certificate and any documents submitted herewith and identified herein are true and has duly caused this Borrower’s Certificate to be signed on its behalf by the undersigned Authorized Representative.

DATE:

BORROWER:

FMT PRINCESS OWNER, LLC, A
Delaware limited liability company

By:
Name:
Title:

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ATTACHMENTS

1.	Completed and signed Borrower Soft and Hard Cost Requisition Form;

2.	Completed and signed AIA Form G702 and Form G703;

3.	General Contractor’s sworn statements and unconditional waivers of lien;

4.	All subcontractors’, material suppliers’ and laborers’ conditional waivers of lien, covering all work, paid with the proceeds of prior draw requests;

5.	Such invoices, contracts or other supporting data as Lender may require to evidence that all costs for which disbursement is sought;

6.	Paid invoices or other evidence satisfactory to Lender that fixtures and equipment, if any, have been paid for and are free of any lien or security interest therein;

7.	Copies of any proposed or executed Change Orders on standard AIA G701 form which have not been previously furnished to Lender;

8.	Copies of all construction contracts (including subcontracts) which have been executed since the last disbursement, together with any Bonds obtained or required to be obtained; and

9.	All Required Permits and all other Governmental Approvals then needed in connection with the Project.

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EXHIBIT I

ORGANIZATIONAL CHART

FAIRMONT SCOTTSDALE PRINCESS

FINAL STRUCTURE